Exhibit 99.1

Petrohawk Energy Announces Termination of Stockholder Rights Plan

HOUSTON, June 11, 2009 /PRNewswire-FirstCall via COMTEX/ — Petrohawk Energy Corporation (“Petrohawk” or the “Company”) (NYSE: HK) today announced the termination of the Company’s Stockholder Rights Plan (the “Plan”). The Company entered into an amendment to its Plan, which accelerated the final expiration date of the Plan from October 14, 2009 to the close of business on June 10, 2009, effectively terminating the Plan as of 5:00 p.m. Houston, Texas time yesterday. Stockholders do not have to take any action as a result of this termination.

As a result of the termination of the Plan, the rights under the Plan will be de-registered under the Securities Act of 1934, as amended, and delisted from the New York Stock Exchange, and will not be listed or quoted on any other exchange. This action will have no effect on Petrohawk’s common stock, which is listed on the New York Stock Exchange and registered under the Securities Act of 1934, as amended.

Petrohawk Energy Corporation is an independent energy company engaged in the acquisition, production, exploration and development of natural gas and oil with properties concentrated in North Louisiana, Arkansas, South Texas, East Texas, Oklahoma and the Permian Basin.

For more information contact Joan Dunlap, Vice President—Investor Relations, at 832-304-2737 or jdunlap@petrohawk.com. For additional information about Petrohawk, please visit our website at www.petrohawk.com.

Additional Information for Investors

This press release contains forward-looking information regarding Petrohawk that is intended to be covered by the safe harbor “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995, based on Petrohawk’s current expectations and forward-looking statements include statements regarding estimates of future production, capital expenditures and results of operations, and other statements reflecting expectations, beliefs, plans, objectives, assumptions, strategies or statements about future events or performance (often, but not always, using words such as “expects”, “anticipates”, “plans”, “estimates”, “potential”, “possible”, “probable”, or “intends”, or stating that certain actions, events or results “may”, “will”, “should”, or “could” be taken, occur or be achieved). Forward-looking statements are based on current expectations, estimates and projections that involve a number of risks and uncertainties, which could cause actual results to differ materially from those reflected in these statements. These risks include, but are not limited to: the risks of the oil and gas industry (for example, operational risks in exploring for, developing and producing crude oil and natural gas; risks and uncertainties involving geology of oil and gas deposits; the uncertainty of reserve estimates; the uncertainty of estimates and projections relating to future production, costs and expenses; potential delays or changes in plans with respect to exploration or development projects or capital expenditures; health, safety and environmental risks and risks related to weather such as hurricanes and other natural disasters); uncertainties as to the availability and cost of financing; fluctuations in oil and gas prices; risks associated with derivative positions; inability of our management team to execute its plans to meet its goals, shortages of drilling equipment, oil field personnel and services, unavailability of gathering systems, pipelines and processing facilities and the possibility that government policies may change or governmental approvals may be delayed or withheld. Additional information on these and other factors which could affect Petrohawk’s operations or financial results are included in Petrohawk’s reports on file with the SEC. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from the expectations in the forward-looking statements. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Petrohawk does not assume any obligation to update forward-looking statements should circumstances or management’s estimates or opinions change.